Exhibit 99.1

Statement This presentation contains certain non-GAAP financial measures. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our quarterly reports on Forms 10-Q and 10-K, and described from time to time in the Company's filings with the SEC. Financial easures UseofNon-G Safe Harbor The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company's expectations will be achieved. Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Introduction to CubeSmart MarketCap2 Adjusted4 31 September 2018 Investor Presentation 1. 2. 3. As of June 30,2018 Market value of common equity and book value of debt as of June 30,2018 Annual dividends declared in period ending December 31,2017 I 4. Period ending December 31, 2017 115% 5-year Growth in FFO per Share, as $7.7 Billion

It's what's inside CubeSmart: that counts. 41 September 2018 Investor Presentation

Sophisticated Operating Platform Integrated strategy to maximize customer acquisition and retention Customer Value achieve the ultimate goal of revenue maximization customer needs and exceed expectations of the storage experience 51 September 2018 Investor Presentation Customer Service Strategic investments in people, training, and technology help to better meet Proprietary systems and processes dynamically inform pricing decisions to Revenue Management

Sophisticated Operating Platform Refined Customer Acquisition Strategy Integrated approach across all channels drives customers through the funnel Maximize value from each customer through an appealing value proposition Deliver an unparalleled experience to encourage retention and advocacy 61 September 2018 Investor Presentation

Sophisticated Operating Platform Long-Term Revenue Maximization Multi-faceted approach to dynamically manage supply/demand balance Demand Forecast/Revenue Optimization Price optimization requires consideration of a multi-dimensional demand landscape & ever-changing capacity constraints Balance between Pricing & Discounting Goalof providing the most compelling offer that maximizes long term customer value Attract the greatest share of potential demand Maximizing the efficiency of our available space through dynamic inventory management, prioritization, & cube conversions to create optimalcube availability Cube Mix & Inventory Management Dynamic in-place rate increase strategies Leverage customer stickiness to maximize long-term revenue from each customer Deliver an unparalleled experience to encourage retention and advocacy Existing Customer Rate Increases 71 September 2018 Investor Presentation

• • • • • •

Sophisticated Operating Platform Understanding the Needs of Our Customers Striving to fulfill our mission of simplifying our customers· organizational challenges .. Attract the greatest share of potential demand Rita Ryan Mary Erik Dave Maximize value from each customer through an appealing value proposition the things impressive, since e.r.e are a lot of us. 91 September 2018 Investor Presentation "When my wife passed, I could barely imagine Life without her, let alone finding a storage unit to care for my things. But, I was grateful that CubeSmart made easy for me and were very kind to me throughout the whole process. "At the end of our move, we were tired. The last thing we wanted was to have to jump through hoops to get our extra things in storage. Lucky for us, we got squared away in record time at CubeSmart, and before we knew it, we were back home relaxing. "We Lived in our family home for 34 years, and so did my full workshop, my wife's lamp collection, and everything in between. Moving to a house without a basement was incredibly stressful. We needed the experts at CubeSmart to help us solve our space puzzle. "Our business isn't big enough for a warehouse, but we have definitely outgrown the home office. We need a place where we can access our supplies without a hassle." "As a single woman, safety is criticalto me. I don't want to navigate long, dark hallways by myself. I need bright lights, open areas, and above all, I need to feel safe." "I didn't realize how much additional stress would come with building an addition. My house feels like it's in shambles at the moment. But, at least I know the important things are clean and safe, and in a secure spot at CubeSmart. "People thought I was crazy to marry a woman with three girls, when I have three boys already. Part of making us one family means making some detours to storage unit while our households merge. I like that they have a family feel, too. They greet all of us by name, which is th Senior Sam Moving Downsizing Enterprising Single Sonia Renovating Remarried

Sophisticated Operating Platform Award-Winning Service Culture Attract the greatest share of potential demand Maximize value from each customer through an appealing value proposition 10 ISeptember 2018 Investor Presentation

Sophisticated Operating Platform Third-Party Owners Continually Choose CubeSmart Owners repeatedly trust their investments to the CubeSmart platform 11 ISeptember 2018 Investor Presentation 1. As of June 30,2018 Third-Party Managed Properties 600 500 400 300 200 100 0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 53 5 1 investments

1. As of June 30, 2018

High-Quality Portfolio National Platform with a Focus in Core Markets revenue1 Our top 12 markets are major metro areas which generate 68°/o of • Owned & Managed Managed Only ® Top 12 Market 131 September 2018 Investor Presentation 1. 2nd Quarter 2018 2. Property Counts as of June 30,2018

High-Quality Portfolio Industry-Leading Portfolio Enhancing a high-quality portfolio with a focus on top-25 MSAs 1 2 Storage REIT Exposure to Top 25 MSAs 2017 3-Mile Population fin thousands) 100% 180 160 140 120 100 80 60 40 20 0 75% 80% 70% 61% 55% 60% 41% 40% 20% 0% CUBE PSA EXR LSI NSA CUBE PSA EXR LSI NSA demographics and attractive returns developments and acquisitions at C/0 were in top 10 MSAs 141 September 2018 Investor Presentation 1. Source: Bank of America Merrill Lynch Research Report dated January 26,2018 2. Source: Evercore lSI Research Report dated March 16, 2018 Since 2010, 82% of acquisitions were in top 25 MSAs, while all new Continued focus on enhancing our presence in top markets with leading

      1. Source: US Census Bureau, 2018 Self Storage Almanac, Internal Market Research 2. Source: New York City Department of City Planning

High-Quality Portfolio

New York City Market Leader

Leading operator of high-quality stores in this premier market


SMART
800-800-1717
OFFICE

Brooklyn, NY

Market Dynamics

Leading Self-Storage Demographics[1]

- Dynamic and diverse population of more than 8.5 million residents
- 68% of residents are renters compared to a national average of 36%
- Available storage square feet per capita of 2.1, well below the national average of 7.1

Increased Barriers to Entry[2]

- Newly enacted IBZ Regulations reduce the land zoned by-right for self storage by nearly 50%

Focus & Scale

- CUBE is the market leader in New York City with 33 owned stores
- We continue to look to add value and enhance our portfolio in the boroughs should attractive opportunities present themselves

1. Source: US Census Bureau, 2018 Self Storage Almanac, Internal Market Research
2. Source: New York City Department of City Planning

15 | *September 2018 Investor Presentation*

Disciplined Capital Allocation Extensive Access to Capital Access to the full spectrum of capital sources to meet obligations and fund growth Debt to Gross Assets 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20 O% • Raised $1.3 billion in net proceeds • • Five 10-year unsecured note issuances • • $500 million revolving line of credit 1 2013 2014 201 5 2016 2017 2018 • Teamed with partners to acquire $865 sec ured De bt • Preferred Equity • 181 September 2018 Investor Presentation 1. As of June 30,2018 10.0% 00% 2010 2011 2012 •Secured Debt •Un • Common Equity • Unsecured Senior Notes $1.15 billion of notes issued • Bank Term Loans & Credit Facility $300 million of bank term loans • Joint Ventures million of properties in joint ventures CUBE equity contribution of $144 million Demonstrated an ability to access a variety of sources of capital, raising over $3.2 billion since 2010

1 1,2 3 1. 2. 3. Source: Company Filings, as of December 31 of each stated year Calculated as annual EBITDA / Interest Expense As of June 30, 2018

Disciplined Capital Allocation Funds From Operations Growth & Dividend Growth Growing FFO has generated meaningful increases in distributions 1 AnnualDividend per Share FFO per Share, as adjusted +15.0% CAGR +24.6% CAGR $1.20 $1.75 $1.50 $1.00 $1.25 $0.80 $1.00 $0.60 I $0.75 $0.50 $0.40 $0.20 1 $o.25 $0.00 $0.00 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 conservative payout ratio o£69.8%2 20 ISeptember 2018 Investor Presentation 1. Dividends declared in each calendar year 2. Calculated as full year 2017 dividends declared I FFO per share as adjusted Steady FFO, as adjusted, growth has supported meaningful and consistent dividend growth, with a

Current Self-storage Operating Environment continues to be an attractive sector 21 ISeptember 2018 Investor Presentation

Current Operating Environment Generating Outsized Results Sophisticated platform maximizes performance dynamic revenue management systems and 221 September 2018 Investor Presentation Source: CUBE, EXR, PSA,& LSI Company Filings Constantly evolving marketing techniques coupled with award-winning customer service drive outperformance I'' I'' I'' I I'. • I

Current Operating Environment Recent Highlights Executing on strategic objectives $65.4 million in acquisitions2 NOI Revenue Expenses NOIMargin +3.6% +3.5% +3.3% 70.7% 88 new third-party management contracts3 $352.4 million in investments under contract2 231 September 2018 Investor Presentation 1. Financial Data from January 1, 2018 through June 30, 2018 Activity closed from January 1, 2618 t h roug h date of 2116 quarter 261§ earnmgs press release J u ly 26, 261§. 2. 3. 4. As of June 30,2018 Includes shares added to Amended and Restated Equity Distribution Agreements filed on Form 8-K dated July 27,2018

It's what's inside CubeSmart: that counts. 241 September 2018 Investor Presentation

1. 2. 3. Performance as reported for the same-store pool as it was constituted at the end of the respective year Year-ending values as detailed in Company's supplemental packages Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure Calculated as annual common distributions per share / funds from operations per share, as adjusted Calculated as annual dividend per share / ending common share price 4. 5.

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